EXHIBIT 99.2

THE HANOVER INSURANCE GROUP
STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3

Consolidated Financial Statements

Income Statements	4-5

Balance Sheets	6

Property and Casualty

Condensed Income Statements	7

Property and Casualty Consolidated Balance Sheets	8

GAAP Underwriting Results	9-13

Life Companies

Condensed Income Statements	14

Life Companies Consolidated Balance Sheets	15

Future Policy Benefits and Account Balances	16

Investments

Net Investment Income	17

Net Realized Investment Gains (Losses)	18

Unrealized Losses	19

Credit Quality of Fixed Maturities	20

Property and Casualty Statutory Ratios	21-23

Historical Financial Highlights	24

Other Information	Inside back cover

Corporate Information

Market and Dividend Information

Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
(In millions)	2005	2004	% Change	2005	2004	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$74.4	$45.9	62.1	$143.2	$134.6	6.4
Commercial Lines	14.5	26.0	(44.2)	(35.0)	58.0	N/M
Other	0.6	1.7	(64.7)	5.5	5.4	1.9

Total Property and Casualty	89.5	73.6	21.6	113.7	198.0	(42.6)

Life Companies	(1.0)	(8.7)	(88.5)	(18.7)	(22.3)	(16.1)
Interest expense on corporate debt	(10.0)	(10.0)	—	(39.9)	(39.9)	—

Total segment income	78.5	54.9	43.0	55.1	135.8	(59.4)
Federal income tax expense on segment income	(1.3)	(12.6)	(89.7)	(1.0)	(26.6)	(96.2)

Total segment income after taxes	$77.2	$42.3	82.5	$54.1	$109.2	(50.5)

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME (LOSS)
Total segment income after taxes	$77.2	$42.3	82.5	$54.1	$109.2	(50.5)
Change in prior years tax reserves	—	—	N/M	2.3	—	N/M
Federal income tax settlement	5.3	0.1	N/M	5.3	30.4	(82.6)
Net realized investment gains, net of amortization	5.8	3.7	56.8	18.7	16.1	16.1
Gains (losses) on derivative instruments	—	0.9	N/M	(0.3)	1.3	N/M
Gains (losses) from retirement of funding agreements and trust instruments supported by funding obligations	—	0.1	N/M	—	(0.2)	N/M
Restructuring costs	(0.8)	(2.7)	(70.4)	(2.1)	(8.5)	(75.3)
Federal income tax expense on non-segment income	(7.3)	(0.9)	N/M	(5.7)	(3.0)	90.0

Income from continuing operations, net of taxes	80.2	43.5	84.4	72.3	145.3	(50.2)
Income from discontinued variable life and annuity business, net of taxes	4.1	19.6	(79.1)	42.7	37.2	14.8
Loss on disposal of variable life and annuity business, net of taxes	30.2	—	N/M	(444.4)	—	N/M

Income (loss) before cumulative effect of accounting change	114.5	63.1	81.5	(329.4)	182.5	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	N/M	—	(57.2)	N/M

Net income (loss)	$114.5	$63.1	81.5	$(329.4)	$125.3	N/M

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
	2005	2004	% Change	2005	2004	% Change
PER SHARE DATA (DILUTED)
Total segment income	$1.44	$1.02	41.2	$1.02	$2.53	(59.7)
Federal income tax expense on segment income	(0.02)	(0.23)	(91.3)	(0.02)	(0.50)	(96.0)

Total segment income after taxes	1.42	0.79	79.7	1.00	2.03	(50.7)
Change in prior years tax reserves	—	—	N/M	0.04	—	N/M
Federal income tax settlement	0.10	—	N/M	0.10	0.57	(82.5)
Net realized investment gains, net of amortization	0.11	0.07	57.1	0.35	0.30	16.7
Gains (losses) on derivative instruments	—	0.02	N/M	—	0.02	N/M
Gains (losses) from retirement of funding agreements and trust instruments supported by funding obligations	—	—	N/M	—	—	N/M
Restructuring costs	(0.02)	(0.05)	(60.0)	(0.04)	(0.16)	(75.0)
Federal income tax expense on non-segment income	(0.13)	(0.02)	N/M	(0.11)	(0.05)	N/M

Income from continuing operations, net of taxes	1.48	0.81	82.7	1.34	2.71	(50.6)
Income from discontinued variable life and annuity business, net of taxes	0.08	0.37	(78.4)	0.79	0.69	14.5
Loss on disposal of variable life and annuity business, net of taxes	0.55	—	N/M	(8.23)	—	N/M

Income (loss) before cumulative effect of accounting change	2.11	1.18	78.8	(6.10)	3.40	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	N/M	—	(1.06)	N/M

Net income (loss)	$2.11	$1.18	78.8	$(6.10)	$2.34	N/M

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	December 31 2005	December 31 2004	% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,709.8	$1,680.2	1.8
First Allmerica Financial Life Insurance Company (consolidated) (1)	362.8	1,112.1	(67.4)
THG Holding Company debt	(508.8)	(508.8)	—
THG Holding Company and other	383.3	56.0	N/M

Total shareholders’ equity	$1,947.1	$2,339.5	(16.8)

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,204.6	$1,098.8	9.6
First Allmerica Financial Life Insurance Company	$188.8	$207.7	(9.1)

The Hanover Insurance Company (consolidated) premium to surplus ratio	1.8:1	2.0:1	N/M
First Allmerica Financial Life Insurance Company estimated risk based capital ratio	406%	339%	67.0

Book value per share
The Hanover Insurance Company (consolidated)	$31.81	$31.53	0.9
First Allmerica Financial Life Insurance Company (consolidated)	6.75	20.87	(67.7)
THG Holding Company debt	(9.47)	(9.56)	(0.9)
THG Holding Company and other	7.14	1.07	N/M

Total book value per share	$36.23	$43.91	(17.5)

Book value per share, excluding accumulated other comprehensive income	$37.33	$43.85	(14.9)

Shares outstanding (2)	53.7	53.2

Stock price	$41.77	$32.83	27.2
Price/book value per share	1.2 x	0.7 x	0.5 x
Debt/equity	26.1%	21.7%	4.4 pts
Debt/total capital	20.7%	17.9%	2.8 pts

(1)	Shareholders’ equity represents Allmerica Financial Life Insurance and Annuity Company on a consolidated basis in 2004.

(2)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions, except per share data)	2005	2004	% Change	2005	2004	% Change
REVENUES
Premiums	$547.9	$569.9	(3.9)	$2,198.2	$2,288.6	(4.0)
Fees and other income	20.1	20.7	(2.9)	80.9	83.1	(2.6)
Net investment income	83.4	78.1	6.8	321.4	329.3	(2.4)
Net realized investment gains	5.7	3.4	67.6	23.8	16.1	47.8

Total revenues	657.1	672.1	(2.2)	2,624.3	2,717.1	(3.4)

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	362.2	379.0	(4.4)	1,703.1	1,646.7	3.4
Policy acquisition expenses	117.3	118.2	(0.8)	465.2	477.0	(2.5)
(Gains) losses from retirement of funding agreements and trust instruments supported by funding obligations	—	(0.1)	N/M	—	0.2	N/M
Losses on derivative instruments	0.7	0.2	N/M	2.3	0.6	N/M
Restructuring costs	0.8	2.7	(70.4)	2.1	8.5	(75.3)
Other operating expenses	92.7	115.3	(19.6)	380.3	439.6	(13.5)

Total benefits, losses and expenses	573.7	615.3	(6.8)	2,553.0	2,572.6	(0.8)

Income from continuing operations before federal income taxes	83.4	56.8	46.8	71.3	144.5	(50.7)
Federal income tax expense (benefit)	3.2	13.3	(75.9)	(1.0)	(0.8)	25.0

Income from continuing operations	80.2	43.5	84.4	72.3	145.3	(50.2)

Income from discontinued variable life and annuity business, net of taxes	4.1	19.6	(79.1)	42.7	37.2	14.8
Loss on disposal of variable life and annuity business, net of taxes	30.2	—	N/M	(444.4)	—	N/M

Income (loss) before cumulative effect of change in accounting principle	114.5	63.1	81.5	(329.4)	182.5	N/M
Cumulative effect of change in accounting principle	—	—	—	—	(57.2)	N/M

Net income (loss)	$114.5	$63.1	81.5	$(329.4)	$125.3	N/M

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
	2005	2004	% Change	2005	2004	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$1.48	$0.81	82.7	$1.34	$2.71	(50.6)
Income from discontinued variable life and annuity business	0.08	0.37	(78.4)	0.79	0.69	14.5
Loss on disposal of variable life and annuity business	0.55	—	N/M	(8.23)	—	N/M

Income (loss) before cumulative effect of change in accounting principle	2.11	1.18	78.8	(6.10)	3.40	N/M
Cumulative effect of change in accounting principle	—	—	N/M	—	(1.06)	N/M

Net income (loss) (1)	$2.11	$1.18	78.8	$(6.10)	$2.34	N/M

Weighted average shares outstanding	54.2	53.7		54.0	53.7

(1)	Basic income per share was $2.13 and $1.19 for the quarters ended December 31, 2005 and 2004, respectively and $(6.16) and $2.36 for the years ended December 31, 2005 and 2004, respectively.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $5,685.9 and $7,553.4)	$5,708.2	$7,822.2	(27.0)
Equity securities, at fair value (cost of $13.0 and $13.7)	18.0	17.0	5.9
Mortgage loans	99.6	114.8	(13.2)
Policy loans	139.9	256.4	(45.4)
Other long-term investments	42.6	55.3	(23.0)

Total investments	6,008.3	8,265.7	(27.3)

Cash and cash equivalents	701.5	486.5	44.2
Accrued investment income	76.5	118.2	(35.3)
Premiums, accounts and notes receivable, net	493.2	485.4	1.6
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,489.0	2,026.4	(26.5)
Deferred policy acquistion costs	209.0	905.5	(76.9)
Deferred federal income taxes	467.5	415.1	12.6
Goodwill	128.2	128.2	—
Other assets	362.8	433.2	(16.3)
Separate account assets	571.9	10,455.0	(94.5)

Total assets	$10,507.9	$23,719.2	(55.7)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,207.8	$3,462.3	(65.1)
Outstanding claims, losses and loss adjustment expenses	3,551.6	3,179.0	11.7
Unearned premiums	1,011.3	1,029.8	(1.8)
Contractholder deposit funds and other policy liabilities	254.7	379.5	(32.9)

Total policy liabilities and accruals	6,025.4	8,050.6	(25.2)

Expenses and taxes payable	1,068.4	1,152.8	(7.3)
Reinsurance premiums payable	92.0	86.5	6.4
Trust instruments supported by funding obligations	294.3	1,126.0	(73.9)
Long-term debt	508.8	508.8	—
Separate account liabilities	571.9	10,455.0	(94.5)

Total liabilities	8,560.8	21,379.7	(60.0)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 and 60.4 million shares	0.6	0.6	—
Additional paid-in capital	1,785.1	1,782.1	0.2
Accumulated other comprehensive (loss) income	(59.5)	3.0	N/M
Retained earnings	585.6	943.4	(37.9)
Treasury stock at cost (6.8 and 7.2 million shares)	(364.7)	(389.6)	(6.4)

Total shareholders’ equity	1,947.1	2,339.5	(16.8)

Total liabilities and shareholders’ equity	$10,507.9	$23,719.2	(55.7)

PROPERTY AND CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2005	2004	% Change	2005	2004	% Change
REVENUES
Net premiums written	$502.5	$513.2	(2.1)	$2,150.4	$2,236.2	(3.8)
Change in unearned premiums, net of prepaid reinsurance premiums	39.1	49.7	(21.3)	10.9	12.9	(15.5)

Net premiums earned	541.6	562.9	(3.8)	2,161.3	2,249.1	(3.9)
Net investment income	54.7	50.9	7.5	209.1	196.9	6.2
Other income	12.8	13.3	(3.8)	51.9	52.7	(1.5)

Total segment revenue	609.1	627.1	(2.9)	2,422.3	2,498.7	(3.1)

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	340.4	363.4	(6.3)	1,596.9	1,552.0	2.9
Policy acquisition expenses	115.8	117.0	(1.0)	458.5	470.1	(2.5)
Other operating expenses	63.4	73.1	(13.3)	253.2	278.6	(9.1)

Total losses and operating expenses	519.6	553.5	(6.1)	2,308.6	2,300.7	0.3

Segment income before federal income taxes	$89.5	$73.6	21.6	$113.7	$198.0	(42.6)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	December 31 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,810.7 and $3,677.5)	$3,822.1	$3,792.0	0.8
Equity securities, at fair value (cost of $2.0 and $1.0)	6.0	2.1	—
Mortgage loans	45.0	51.3	(12.3)
Other long-term investments	0.3	0.6	(50.0)

Total investments	3,873.4	3,846.0	0.7

Cash and cash equivalents	322.9	190.4	69.6
Accrued investment income	48.1	50.1	(4.0)
Premiums, accounts, and notes receivable, net	489.2	481.2	1.7
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,226.3	1,039.8	17.9
Deferred policy acquistion costs	201.9	211.4	(4.5)
Deferred federal income tax asset	246.5	206.8	19.2
Goodwill	121.4	121.4	—
Other assets	181.5	174.2	4.2

Total assets	$6,711.2	$6,321.3	6.2

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,458.7	$3,068.6	12.7
Unearned premiums	1,009.7	1,026.5	(1.6)
Contractholder deposit funds and other policy liabilities	3.0	4.8	(37.5)

Total policy liabilities and accruals	4,471.4	4,099.9	9.1

Expenses and taxes payable	444.5	467.0	(4.8)
Reinsurance premiums payable	85.5	74.2	15.2

Total liabilities	5,001.4	4,641.1	7.8

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive income	(9.6)	48.0	N/M
Retained earnings	1,545.2	1,458.0	6.0

Total shareholder’s equity	1,709.8	1,680.2	1.8

Total liabilities and shareholder’s equity	$6,711.2	$6,321.3	6.2

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Quarter ended December 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$218.4	$99.0	$8.6	$326.0	$22.7	$41.2	$72.8	$39.8	$176.5	$—	$502.5

Net premiums earned	$231.2	$100.7	$9.6	$341.5	$30.8	$47.9	$83.9	$37.5	$200.1	$—	$541.6
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	136.0	36.0	3.7	175.7	24.8	24.3	33.5	12.9	95.5	—	271.2
Prior year reserve development (favorable) unfavorable	(2.4)	(7.0)	(0.5)	(9.9)	(3.4)	(6.9)	(9.4)	1.4	(18.3)	1.7	(26.5)
Pre-tax catastrophe losses	(0.9)	(7.4)	4.3	(4.0)	—	1.0	6.9	32.9	40.8	—	36.8
Loss adjustment expenses excluding prior year reserve development	23.2	10.4	0.9	34.5	5.2	4.8	12.9	3.1	26.0	0.1	60.6
Policy acquisition expenses and other underwriting expenses				99.7					71.0	(0.3)	170.4
Policyholders’ dividends				—					(1.7)	—	(1.7)

GAAP underwriting profit (loss)				45.5					(13.2)	(1.5)	30.8
Net investment income				26.9					26.6	1.2	54.7
Other income				3.1					3.6	6.1	12.8
Other operating expenses				(1.1)					(2.5)	(5.2)	(8.8)

Segment income before federal income taxes				$74.4					$14.5	$0.6	$89.5

	Quarter ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$231.0	$101.6	$8.8	$341.4	$25.9	$41.3	$76.1	$28.5	$171.8	$—	$513.2

Net premiums earned	$262.2	$104.0	$10.1	$376.3	$30.7	$46.0	$83.5	$26.4	$186.6	$—	$562.9
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	160.2	43.5	5.3	209.0	22.1	24.5	40.7	9.7	97.0	—	306.0
Prior year reserve development unfavorable (favorable)	7.5	(1.9)	—	5.6	0.2	(3.3)	4.0	(1.4)	(0.5)	0.6	5.7
Pre-tax catastrophe losses	—	(1.2)	0.5	(0.7)	—	—	1.7	0.4	2.1	—	1.4
Loss adjustment expenses excluding prior year reserve development	24.9	6.1	0.4	31.4	6.0	4.2	10.3	1.1	21.6	0.2	53.2
Policy acquisition expenses and other underwriting expenses				113.3					69.1	(0.1)	182.3
Policyholders’ dividends				—					(2.9)	—	(2.9)

GAAP underwriting profit (loss)				17.7					0.2	(0.7)	17.2
Net investment income				25.1					25.2	0.6	50.9
Other income				4.5					2.7	6.1	13.3
Other operating expenses				(1.4)					(2.1)	(4.3)	(7.8)

Segment income before federal income taxes				$45.9					$26.0	$1.7	$73.6

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Year ended December 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$937.4	$387.6	$38.0	$1,363.0	$119.6	$193.1	$323.8	$150.7	$787.2	$0.2	$2,150.4

Net premiums earned	$954.1	$394.2	$38.4	$1,386.7	$126.4	$190.9	$329.3	$127.8	$774.4	$0.2	$2,161.3
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	600.4	168.9	13.7	783.0	99.0	98.6	151.7	48.2	397.5	—	1,180.5
Prior year reserve development (favorable) unfavorable	(27.0)	(14.8)	(0.6)	(42.4)	(3.6)	(9.6)	(24.5)	(3.5)	(41.2)	4.1	(79.5)
Pre-tax catastrophe losses	3.6	80.3	5.6	89.5	—	1.2	142.2	38.1	181.5	—	271.0
Loss adjustment expenses excluding prior year reserve development	99.3	32.2	2.0	133.5	20.1	17.1	45.2	9.7	92.1	0.4	226.0
Policy acquisition expenses and other underwriting expenses				393.0					286.5	(0.8)	678.7
Policyholders’ dividends				—					(1.1)	—	(1.1)

GAAP underwriting profit (loss)				30.1					(140.9)	(3.5)	(114.3)
Net investment income				102.6					101.4	5.1	209.1
Other income				15.5					13.0	23.4	51.9
Other operating expenses				(5.0)					(8.5)	(19.5)	(33.0)

Segment income (loss) before federal income taxes				$143.2					$(35.0)	$5.5	$113.7

	Year ended December 31, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$1,033.2	$413.6	$40.5	$1,487.3	$124.9	$186.3	$332.2	$105.3	$748.7	$0.2	$2,236.2

Net premiums earned	$1,070.2	$408.8	$42.1	$1,521.1	$125.1	$180.7	$325.7	$96.3	$727.8	$0.2	$2,249.1
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	685.2	180.9	23.0	889.1	88.2	92.1	151.8	31.5	363.6	—	1,252.7
Prior year reserve development (favorable) unfavorable	(2.9)	(6.8)	(0.7)	(10.4)	6.6	(7.9)	(14.8)	8.4	(7.7)	3.6	(14.5)
Pre-tax catastrophe losses	1.9	46.0	1.9	49.8	—	0.2	48.3	1.0	49.5	—	99.3
Loss adjustment expenses excluding prior year reserve development	99.4	29.8	2.0	131.2	20.3	14.9	44.8	5.6	85.6	0.6	217.4
Policy acquisition expenses and other underwriting expenses				434.7					282.8	(0.3)	717.2
Policyholders’ dividends				—					(2.9)	—	(2.9)

GAAP underwriting profit (loss)				26.7					(43.1)	(3.7)	(20.1)
Net investment income				97.1					97.6	2.2	196.9
Other income				16.1					12.1	24.5	52.7
Other operating expenses				(5.3)					(8.6)	(17.6)	(31.5)

Segment income before federal income taxes				$134.6					$58.0	$5.4	$198.0

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended December 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	57.0%	29.1%	37.5%	48.2%	79.9%	38.4%	30.8%	37.9%	41.5%	N/M	46.0%
Catastrophe losses	(0.4)%	(7.3)%	44.8%	(1.2)%	—	2.1%	8.2%	87.7%	20.4%	N/M	6.8%
Loss adjustment expenses	10.9%	10.0%	5.2%	10.5%	6.5%	7.9%	13.3%	8.5%	10.1%	N/M	10.3%
Policy acquisition and other underwriting expenses				29.2%					35.5%	N/M	31.5%
Policyholders’ dividends				—					(0.9)%	N/M	(0.3)%

Combined				86.7%					106.6%	N/M	94.3%

Policies in force	(6.0)%	(5.3)%	(4.0)%	(5.5)%	(4.5)%	(3.4)%	(4.4)%	2.9%	(1.7)%	—	(5.1)%
Retention (1)	80.0%	82.9%	N/M	81.5%	66.1%	81.6%	79.5%	N/M	77.9%

	Quarter ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	63.8%	39.9%	52.5%	56.9%	81.4%	48.5%	54.1%	30.3%	53.9%	N/M	55.9%
Catastrophe losses	—	(1.2)%	5.0%	(0.2)%	—	—	2.0%	1.5%	1.1%	N/M	0.2%
Loss adjustment expenses	9.7%	6.0%	4.0%	8.5%	11.1%	6.7%	11.7%	5.3%	9.5%	N/M	8.9%
Policy acquisition and other underwriting expenses				30.1%					37.0%	N/M	32.4%
Policyholders’ dividends				—					(1.6)%	N/M	(0.5)%

Combined				95.3%					99.9%	N/M	96.9%

Policies in force	(11.9)%	(8.7)%	(7.3)%	(10.2)%	(0.7)%	0.6%	(0.8)%	1.2%	0.1%	—	(9.1)%
Retention (1)	78.3%	80.9%	N/M	79.7%	80.3%	76.0%	79.4%	N/M	78.6%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Year ended December 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	59.8%	39.5%	35.7%	53.4%	81.5%	47.2%	40.5%	34.5%	47.9%	N/M	51.6%
Catastrophe losses	0.4%	20.4%	14.6%	6.5%	—	0.6%	43.2%	29.8%	23.4%	N/M	12.5%
Loss adjustment expenses	10.7%	7.7%	3.6%	9.7%	9.9%	8.4%	11.8%	8.1%	10.0%	N/M	9.8%
Policy acquisition and other underwriting expenses				28.3%					37.0%	N/M	31.4%
Policyholders’ dividends				—					(0.1)%	N/M	(0.1)%

Combined				97.9%					118.2%	N/M	105.2%

Policies in force	(6.0)%	(5.3)%	(4.0)%	(5.5)%	(4.5)%	(3.4)%	(4.4)%	2.9%	(1.7)%	—	(5.1)%
Retention (1)	80.0%	82.9%	N/M	81.5%	74.2%	80.9%	80.6%	N/M	79.9%

	Year ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	63.7%	43.1%	53.0%	57.9%	80.0%	48.4%	44.1%	40.6%	50.8%	N/M	55.7%
Catastrophe losses	0.2%	11.3%	4.5%	3.3%	—	0.1%	14.8%	1.0%	6.8%	N/M	4.4%
Loss adjustment expenses	9.3%	6.8%	4.8%	8.5%	12.1%	6.5%	11.8%	6.6%	9.8%	N/M	9.0%
Policy acquisition and other underwriting expenses				28.6%					38.9%	N/M	31.9%
Policyholders’ dividends				—					(0.4)%	N/M	(0.1)%

Combined				98.3%					105.9%	N/M	100.9%

Policies in force	(11.9)%	(8.7)%	(7.3)%	(10.2)%	(0.7)%	(0.6)%	(0.8)%	1.2%	0.1%	—	(9.1)%
Retention (1)	78.3%	80.9%	N/M	79.7%	76.0%	77.8%	79.0%	N/M	78.0%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

R A T I O S   E X C L U D E   R E I N S T A T E M E N T   P R E M I U M

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM

	Year ended December 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	59.6%	38.2%	34.7%	52.7%	81.5%	47.1%	39.7%	34.0%	47.3%	N/M	50.9%
Catastrophe losses	0.4%	19.7%	14.2%	6.4%	—	0.6%	42.3%	29.4%	23.2%	N/M	12.4%
Loss adjustment expenses	10.7%	7.5%	3.5%	9.5%	9.9%	8.4%	11.6%	7.9%	9.9%	N/M	9.7%
Policy acquisition and other underwriting expenses				28.0%					36.6%	N/M	31.0%
Policyholders’ dividends				—					(0.1)%	N/M	(0.1)%

Combined				96.6%					116.9%	N/M	103.9%

Policies in force	(6.0)%	(5.3)%	(4.0)%	(5.5)%	(4.5)%	(3.4)%	(4.4)%	2.9%	(1.7)%	-	(5.1)%
Retention (1)	80.0%	82.9%	N/M	81.5%	74.2%	80.9%	80.6%	N/M	79.9%

	Year ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	63.7%	43.1%	53.0%	57.9%	80.0%	48.4%	44.1%	40.6%	50.8%	N/M	55.7%
Catastrophe losses	0.2%	11.3%	4.5%	3.3%	—	0.1%	14.8%	1.0%	6.8%	N/M	4.4%
Loss adjustment expenses	9.3%	6.8%	4.8%	8.5%	12.1%	6.5%	11.8%	6.6%	9.8%	N/M	9.0%
Policy acquisition and other underwriting expenses				28.6%					38.9%	N/M	31.9%
Policyholders’ dividends				—					(0.4)%	N/M	(0.1)%

Combined				98.3%					105.9%	N/M	100.9%

Policies in force	(11.9)%	(8.7)%	(7.3)%	(10.2)%	(0.7)%	(0.6)%	(0.8)%	1.2%	0.1%	—	(9.1)%
Retention (1)	78.3%	80.9%	N/M	79.7%	76.0%	77.8%	79.0%	N/M	78.0%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONDENSED INCOME STATEMENTS (1)

	Quarter ended December 31			Year ended December 31
(In millions)	2005	2004	% Change	2005	2004	% Change
REVENUES
Premiums	$6.3	$7.0	(10.0)	$36.9	$39.5	(6.6)
Fees and other income	9.0	8.9	1.1	36.3	38.8	(6.4)
Net investment income	28.7	27.2	5.5	112.1	132.2	(15.2)

Total segment revenue	44.0	43.1	2.1	185.3	210.5	(12.0)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	21.8	15.9	37.1	101.0	94.7	6.7
Policy acquisition expenses	1.5	1.2	25.0	6.7	6.9	(2.9)
Other operating expenses	21.7	34.7	(37.5)	96.3	131.2	(26.6)

Total policy benefits, claims and operating expenses	45.0	51.8	(13.1)	204.0	232.8	(12.4)

Segment loss before federal income taxes	$(1.0)	$(8.7)	(88.5)	$(18.7)	$(22.3)	(16.1)

(1)	As a result of the sale of the variable life and annuity business, segment results have been restated to reflect the variable life and annuity business as a discontinued operation. Segment income now includes results from our traditional life business, our group retirement business and our GIC business. Prior to the sale, the Life Companies segment included the results of the variable life and annuity business as well.

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	December 31 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $1,789.8 and $3,826.6)	$1,801.2	$3,976.1	(54.7)
Equity securities, at fair value (cost of $1.7 and $3.4 )	2.7	5.6	(51.8)
Mortgage loans	54.8	64.1	(14.5)
Policy loans	139.9	256.4	(45.4)
Other long-term investments	42.3	54.7	(22.7)

Total investments	2,040.9	4,356.9	(53.2)

Cash and cash equivalents	101.9	280.9	(63.7)
Accrued investment income	27.6	67.4	(59.1)
Premiums, accounts, and notes receivable, net	4.0	4.2	(4.8)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	262.7	986.6	(73.4)
Deferred policy acquistion costs	7.1	694.1	(99.0)
Deferred federal income tax asset	206.8	207.9	(0.5)
Other assets	91.2	248.5	(63.3)
Separate account assets	571.9	10,455.0	(94.5)

Total assets	$3,314.1	$17,301.5	(80.8)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,207.8	$3,462.3	(65.1)
Outstanding claims, losses and loss adjustment expenses	92.9	110.4	(15.9)
Unearned premiums	1.6	3.3	(51.5)
Contractholder deposit funds and other policy liabilities	251.7	374.7	(32.8)

Total policy liabilities and accruals	1,554.0	3,950.7	(60.7)

Expenses and taxes payable	524.6	645.4	(18.7)
Reinsurance premiums payable	6.5	12.3	(47.2)
Trust instruments supported by funding obligations	294.3	1,126.0	(73.9)
Separate account liabilities	571.9	10,455.0	(94.5)

Total liabilities	2,951.3	16,189.4	(81.8)

SHAREHOLDER’S EQUITY
Common stock, par value $10 per share; authorized 1 million shares; issued 500,000 shares (2)	5.0	2.5	N/M
Additional paid-in capital	825.4	1,000.0	N/M
Accumulated other comprehensive loss	(26.3)	(21.1)	24.6
Retained (deficit) earnings	(441.3)	130.7	N/M

	362.8	1,112.1	(67.4)

Total liabilities and shareholder’s equity	$3,314.1	$17,301.5	(80.8)

(1)	The Life Companies at December 31, 2005 include First Allmerica Financial Life Insurance Company (FAFLIC), and its subsidiaries. FAFLIC includes amounts related to our discontinued operations (Group Life & Health). At December 31, 2004, Life Companies included Allmerica Financial Life Insurance and Annuity Company (AFLIAC) and its subsidiaries, including FAFLIC. AFLIAC was sold on December 30, 2005.

(2)	Common Stock for AFLIAC at December 31, 2004 included 10,000 authorized shares at $1,000 per share par value; issued shares totalled 2,526 shares.

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

	Gross			Net of Reinsurance Recoverables
(In millions)	December 31 2005	December 31 2004	% Change	December 31 2005	December 31 2004	% Change
Insurance
Traditional life	$760.2	$821.2	(7.4)	$760.0	$812.8	(6.5)
Universal life	1.0	579.8	(99.8)	—	0.4	N/M
Variable universal life (1)	32.9	242.9	(86.5)	—	231.5	N/M
Individual health	18.7	257.9	(92.7)	0.4	0.6	(33.3)

Total insurance	812.8	1,901.8	(57.3)	760.4	1,045.3	(27.3)

Annuities
Individual annuities (1)	113.5	1,378.0	(91.8)	15.7	1,367.5	(98.9)
Group annuities	400.7	428.7	(6.5)	395.5	423.4	(6.6)

Total annuities	514.2	1,806.7	(71.5)	411.2	1,790.9	(77.0)

Guaranteed investment contracts
Contractholder deposit funds and other policy liabilities	30.3	30.0	1.0	30.3	30.0	1.0

Total general account reserves	$1,357.3	$3,738.5	(63.7)	$1,201.9	$2,866.2	(58.1)

Trust instruments supported by funding obligations	$294.3	$1,126.0	(73.9)	$294.3	$1,126.0	(73.9)

SEPARATE ACCOUNT LIABILITIES
Variable universal life	$67.6	$1,025.3	(93.4)	$67.6	$1,025.3	(93.4)
Variable individual annuities	405.5	9,315.1	(95.6)	405.5	9,315.1	(95.6)

Total individual	473.1	10,340.4	(95.4)	473.1	10,340.4	(95.4)
Group variable universal life	2.6	28.3	(90.8)	2.6	28.3	(90.8)
Group annuities	96.2	86.3	11.5	96.2	86.3	11.5

Total group	98.8	114.6	(13.8)	98.8	114.6	(13.8)

Total separate account liabilities (2)	$571.9	$10,455.0	(94.5)	$571.9	$10,455.0	(94.5)

(1)	Effective December 30,2005, variable universal life and individual annuity reserves totalling $124.6 million were ceded to AFLIAC from FAFLIC in conjuction with a coinsurance agreement.

(2)	Effective December 30, 2005, separate account liabilities of $465.7 million are subject to a modified coinsurance agreement with AFLIAC.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Year ended December 31, 2005
(In millions, except yields)	Property and Casualty (1)	Yield	Life Companies (2)	Yield	Total	Yield
Fixed maturities	$208.9	5.57%	$107.8	5.70%	$316.7	5.62%
Equity securities	0.9	—	0.1	—	1.0	—
Mortgages (3)	4.2	8.84%	5.5	9.48%	9.7	9.19%
All other	(0.3)	—	3.4	—	3.1	—
Investment expenses	(4.4)	—	(4.7)	—	(9.1)	—

Total	$209.3	5.36%	$112.1	5.06%	$321.4	5.25%

	Year ended December 31, 2004
	Property and Casualty (1)	Yield	Life Companies (2)	Yield	Total	Yield
Fixed maturities	$199.7	5.68%	$139.9	5.90%	$339.6	5.77%
Equity securities	2.0	—	0.1	—	2.1	—
Mortgages (3)	4.2	8.19%	8.0	8.42%	12.2	8.34%
All other	(4.7)	—	(9.6)	—	(14.3)	—
Investment expenses	(4.1)	—	(6.2)	—	(10.3)	—

Total	$197.1	5.42%	$132.2	4.67%	$329.3	5.10%

(1)	Includes purchase accounting adjustments of $3.2 for the years ended December 31, 2005 and 2004. Also includes corporate eliminations of $0.6 million for the years ended December 31, 2005 and 2004.

(2)	Excludes AFLIAC discontinued operations of $80.5 million and $85.2 million for the years ended December 31, 2005 and 2004, respectively.

(3)	Excluding mortgage prepayment fees totalling $1.2 million, mortgage yields are 8.18%, 7.98% and 8.37% for Property and Casualty, Life Companies and in total, respectively, for the year ended December 31, 2005. For the year ended December 31, 2004, excluding mortgage prepayment fees totalling $0.6 million, mortgage yield is 8.19%, 7.83% and 7.96% for Property and Casualty, Life Companies and in total, respectively.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended December 31
	2005			2004
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
(In millions)	Property and Casualty (1)	Life Companies (2)	Total	Property and Casualty (1)	Life Companies (2)	Total
Net gains (losses) on securities transactions	$9.6	$(1.5)	$8.1	$3.4	$0.4	$3.8
Other than temporary impairments	(0.9)	(0.1)	(1.0)	—	(0.5)	(0.5)
Other	0.1	(1.5)	(1.4)	—	0.1	0.1

Net realized investment gains (losses)	$8.8	$(3.1)	$5.7	$3.4	$—	$3.4

	Year ended December 31
	2005			2004
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies (2)	Total	Property and Casualty (1)	Life Companies (2)	Total
Net gains on securities transactions	$16.2	$17.6	$33.8	$22.7	$9.6	$32.3
Other than temporary impairments	(7.8)	(1.5)	(9.3)	(1.9)	(4.4)	(6.3)
Other	(0.6)	(0.1)	(0.7)	(0.7)	(9.2)	(9.9)

Net realized investment gains (losses)	$7.8	$16.0	$23.8	$20.1	$(4.0)	$16.1

(1)	Includes corporate eliminations of $2.9 million and $0.5 million for the quarters ended December 31, 2005 and 2004, respectively and corporate eliminations of $3.7 million and $4.7 million for the year ended December 31, 2005 and 2004, respectively.

(2)	Excludes AFLIAC discontinued operations of $0.7 million and $7.0 million for the quarters ended December 31, 2005 and 2004, respectively and AFLIAC discontinued operations of $6.8 million and $12.6 million for the years ended December 31, 2005 and 2004, respectively.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	December 31, 2005
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$21.5	$11.9	$33.4	$1,465.6	$685.9	$2,151.5
7 - 12 months	3.0	2.3	5.3	106.1	78.1	184.2
Greater than 12 months	18.0	8.7	26.7	404.1	191.7	595.8

Total investment grade fixed maturities	42.5	22.9	65.4	1,975.8	955.7	2,931.5
BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	4.0	2.2	6.2	111.1	30.3	141.4
7 - 12 months	2.2	0.6	2.8	23.3	6.6	29.9
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	6.2	2.8	9.0	134.4	36.9	171.3
Equity securities	—	0.1	0.1	—	1.4	1.4

Total fixed maturities and equity securities	$48.7	$25.8	$74.5	$2,110.2	$994.0	$3,104.2

	December 31, 2004
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$1.9	$2.3	$4.2	$285.4	$367.3	$652.7
7 - 12 months	3.0	3.1	6.1	156.5	175.5	332.0
Greater than 12 months	8.1	7.4	15.5	229.4	196.0	425.4

Total investment grade fixed maturities	13.0	12.8	25.8	671.3	738.8	1,410.1
BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	0.3	0.1	0.4	31.6	5.3	36.9
7 - 12 months	1.4	0.5	1.9	16.9	3.4	20.3
Greater than 12 months	—	—	—	—	1.0	1.0

Total below investment grade fixed maturities	1.7	0.6	2.3	48.5	9.7	58.2
Equity securities	0.1	—	0.1	0.7	—	0.7

Total fixed maturities and equity securities	$14.8	$13.4	$28.2	$720.5	$748.5	$1,469.0

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions) NAIC Designation		December 31, 2005
		Amortized Cost			Fair Value
	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,779.9	$1,111.3	$3,891.2	$2,787.3	$1,108.7	$3,896.0
2	Baa	850.5	580.3	1,430.8	848.8	591.6	1,440.4
3	Ba	96.2	56.2	152.4	95.6	56.7	152.3
4	B	114.8	37.4	152.2	114.1	37.6	151.7
5	Caa and lower	47.9	7.6	55.5	53.4	9.4	62.8
6	In or near default	1.9	1.9	3.8	3.0	2.0	5.0

Total fixed maturities		$3,891.2	$1,794.7	$5,685.9	$3,902.2	$1,806.0	$5,708.2

		December 31, 2004
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,601.9	$2,374.4	$4,976.3	$2,676.9	$2,436.9	$5,113.8
2	Baa	908.8	1,258.7	2,167.5	937.3	1,320.3	2,257.6
3	Ba	89.5	130.6	220.1	94.8	138.9	233.7
4	B	92.2	40.6	132.8	96.7	45.9	142.6
5	Caa and lower	31.1	13.7	44.8	36.7	19.6	56.3
6	In or near default	3.3	8.6	11.9	3.7	14.5	18.2

Total fixed maturities		$3,726.8	$3,826.6	$7,553.4	$3,846.1	$3,976.1	$7,822.2

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended December 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	57.0%	29.6%	36.2%	48.3%	78.9%	38.2%	31.3%	37.9%	41.6%	N/M	46.1%
Catastrophe losses	(0.4)%	(10.6)%	44.7%	(2.2)%	—	1.9%	5.3%	86.4%	18.8%	N/M	5.6%
Loss adjustment expenses	10.9%	10.0%	5.3%	10.5%	6.4%	7.9%	13.4%	8.3%	10.0%	N/M	10.4%
Policy acquisition and other underwriting expenses				28.8%					38.1%	N/M	32.1%
Policyholders’ dividends				—					—	N/M	—

Combined				85.4%					108.5%	N/M	94.2%

	Quarter ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	63.8%	39.9%	52.5%	56.9%	81.0%	48.5%	54.1%	30.3%	53.8%	N/M	56.0%
Catastrophe losses	N/M	(1.2)%	5.0%	(0.2)%	N/M	N/M	2.0%	1.5%	1.1%	N/M	0.2%
Loss adjustment expenses	10.0%	6.2%	4.0%	8.7%	11.4%	7.0%	11.7%	5.7%	9.6%	N/M	9.1%
Policy acquisition and other underwriting expenses				31.7%					39.3%	N/M	34.3%
Policyholders’ dividends				—					(0.8)%	N/M	(0.3)%

Combined				97.1%					103.0%	N/M	99.3%

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Year ended December 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	59.8%	39.6%	35.7%	53.4%	81.2%	47.2%	40.6%	34.7%	47.9%	N/M	51.6%
Catastrophe losses	0.4%	19.5%	14.1%	6.2%	N/M	0.6%	42.5%	29.3%	23.0%	N/M	12.2%
Loss adjustment expenses	10.8%	7.8%	3.6%	9.7%	9.9%	8.3%	11.8%	8.0%	10.0%	N/M	9.8%
Policy acquisition and other underwriting expenses				27.9%					36.8%	N/M	31.1%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				97.2%					117.8%	N/M	104.7%

	Year ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	63.7%	43.1%	53.0%	57.9%	79.6%	48.4%	44.1%	41.4%	50.9%	N/M	55.8%
Catastrophe losses	0.2%	11.3%	4.5%	3.3%	N/M	0.1%	14.8%	1.0%	6.8%	N/M	4.4%
Loss adjustment expenses	9.4%	6.8%	4.8%	8.6%	12.0%	6.5%	11.8%	6.6%	9.8%	N/M	9.0%
Policy acquisition and other underwriting expenses				28.8%					37.8%	N/M	31.8%
Policyholders’ dividends				—					(0.2)%	N/M	(0.1)%

Combined				98.6%					105.1%	N/M	100.9%

R A T I O S   E X C L U D E   R E I N S T A T E M E N T   P R E M I U M

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM

	Year ended December 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	59.6%	38.3%	34.7%	52.7%	81.2%	47.2%	39.8%	34.2%	47.3%	N/M	51.0%
Catastrophe losses	0.4%	18.9%	13.7%	6.1%	N/M	0.6%	41.5%	28.8%	22.7%	N/M	12.1%
Loss adjustment expenses	10.7%	7.5%	3.5%	9.6%	9.9%	8.3%	11.5%	7.9%	9.9%	N/M	9.7%
Policy acquisition and other underwriting expenses				27.5%					36.4%	N/M	30.8%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.9%					116.4%	N/M	103.6%

	Year ended December 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	63.7%	43.1%	53.0%	57.9%	79.6%	48.4%	44.1%	41.4%	50.9%	N/M	55.8%
Catastrophe losses	0.2%	11.3%	4.5%	3.3%	N/M	0.1%	14.8%	1.0%	6.8%	N/M	4.4%
Loss adjustment expenses	9.4%	6.8%	4.8%	8.6%	12.0%	6.5%	11.8%	6.6%	9.8%	N/M	9.0%
Policy acquisition and other underwriting expenses				28.8%					37.8%	N/M	31.8%
Policyholders’ dividends				—					(0.2)%	N/M	(0.1)%

Combined				98.6%					105.1%	N/M	100.9%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2005	Q4 05	Q3 05	Q2 05	Q1 05	2004	Q4 04	Q3 04	Q2 04	Q1 04
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$143.2	$74.4	$(27.8)	$57.4	$39.2	$134.6	$45.9	$42.1	$35.8	$10.8
Commercial Lines	(35.0)	14.5	(101.0)	31.0	20.5	58.0	26.0	(7.1)	12.6	26.5
Other Property and Casualty	5.5	0.6	1.1	1.7	2.1	5.4	1.7	1.7	0.7	1.3

Total Property and Casualty	113.7	89.5	(127.7)	90.1	61.8	198.0	73.6	36.7	49.1	38.6
Life Companies	(18.7)	(1.0)	(0.9)	(7.5)	(9.3)	(22.3)	(8.7)	(2.1)	(6.9)	(4.6)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income (loss) before federal income taxes	$55.1	$78.5	$(138.6)	$72.7	$42.5	$135.8	$54.9	$24.6	$32.3	$24.0

Federal income tax (expense) benefit on segment income	(1.0)	(1.3)	29.6	(19.5)	(9.8)	(26.6)	(12.6)	(4.5)	(6.3)	(3.2)

Total segment income (loss) after federal income taxes	$54.1	$77.2	$(109.0)	$53.2	$32.7	$109.2	$42.3	$20.1	$26.0	$20.8

Change in prior years tax reserves	2.3	—	—	2.3	—	—	—	—	—	—
Federal income tax settlement	5.3	5.3	—	—	—	30.4	0.1	—	0.2	30.1
Net realized investment gains (losses), net of amortization	18.7	5.8	(0.7)	2.3	11.3	16.1	3.7	(5.5)	6.8	11.1
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations	—	—	—	—	—	(0.2)	0.1	2.9	—	(3.2)
(Losses) gains on derivative instruments	(0.3)	—	0.2	(0.3)	(0.2)	1.3	0.9	0.1	0.3	—
Restructuring costs	(2.1)	(0.8)	(0.4)	(0.2)	(0.7)	(8.5)	(2.7)	(0.3)	(2.2)	(3.3)
Federal income tax (expense) benefit on non-segment income	(5.7)	(7.3)	4.5	(0.2)	(2.7)	(3.0)	(0.9)	0.5	(1.9)	(0.7)

Income (loss) from continuing operations	72.3	80.2	(105.4)	57.1	40.4	145.3	43.5	17.8	29.2	54.8
Income (loss) from discontinued variable life and annuity business, net of taxes	42.7	4.1	17.6	14.9	6.1	37.2	19.6	(0.1)	3.2	14.5
Loss on disposal of variable life and annuity business, net of taxes	(494.4)	30.2	(474.6)	—	—	—	—	—	—	—

(Loss) income before cumulative effect of accounting change	(329.4)	114.5	(562.4)	72.0	46.5	182.5	63.1	17.7	32.4	69.3
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	—	(57.2)	—	—	—	(57.2)

NET (LOSS) INCOME	$(329.4)	$114.5	$(562.4)	$72.0	$46.5	$125.3	$63.1	$17.7	$32.4	$12.1

PER SHARE DATA (DILUTED)
INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.34	$1.48	$(1.97)	$1.06	$0.75	$2.71	$0.81	$0.33	$0.54	$1.02
(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$(7.44)	$0.63	$(8.54)	$0.28	$0.11	$0.69	$0.37	$—	$0.06	$0.27
NET (LOSS) INCOME	$(6.10)	$2.11	$(10.51)	$1.34	$0.86	$2.34	$1.18	$0.33	$0.60	$0.23
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	54.0	54.2	53.5	53.9	53.8	53.7	53.7	53.6	53.7	53.7
BALANCE SHEET
Total investments		$6,008.3	$7,535.0	$7,678.4	$7,663.9		$8,265.7	$8,253.1	$8,091.3	$8,239.5
Separate account assets		$571.9	$9,385.9	$9,444.6	$9,726.0		$10,455.0	$10,086.0	$10,740.3	$11,304.9
Total assets		$10,507.9	$21,647.1	$21,846.6	$22,167.8		$23,719.2	$23,448.9	$24,030.5	$24,763.9
Total shareholders’ equity		$1,947.1	$1,867.7	$2,490.5	$2,325.2		$2,339.5	$2,294.2	$2,207.2	$2,289.3
Book value per share		$36.23	$34.81	$46.60	$43.53		$43.91	$43.09	$41.48	$43.04
Book value per share, excluding accumulated other comprehensive income		$37.33	$35.47	$46.01	$44.67		$43.85	$42.69	$42.36	$41.77

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

(2)	Weighted average shares outstanding for the quarter ending September 30, 2005 represents basic shares outstanding due to antidilution.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

	2005
	Price Range		Dividends Per Share
Quarter Ended	High	Low
March 31	$36.50	$30.27	—
June 30	$37.29	$32.85	—
September 30	$42.11	$37.13	—
December 31	$42.03	$37.20	0.25

	2004
	Price Range		Dividends Per Share
Quarter Ended	High	Low
March 31	$38.25	$30.84	—
June 30	$36.10	$30.71	—
September 30	$34.61	$26.05	—
December 31	$33.00	$25.45	—

INDUSTRY RATINGS AS OF January 27, 2006

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa1

Citizens Insurance Company of America	A-	BBB+	—

Life Insurance Companies:
Allmerica Financial Life Insurance and Annuity Company	B+	BBB	Ba1

First Allmerica Financial Life Insurance Company	B+	BBB-	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
Allmerica Financial Corporation Senior Debt	bbb-	BB+	Ba1

Allmerica Financial Corporation Capital Securities	bb	B+	Ba2

Allmerica Financial Corporation Short Term Debt	—	—	NP

First Allmerica Financial Life Insurance Company Short Term Insurance Financial Strength Rating	—	—	NP

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Hanover.com

Debra Casey, CPA

Director, Investor Relations

(508) 855-6658

dcasey@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com